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                                EXHIBIT 1.A (10)

                  SPECIMEN VARIABLE LIFE INSURANCE APPLICATION










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[FIRST VARIABLE LIFE LOGO]
                 VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION

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
1 PROPOSED INSURED             The person upon whose life this       3 INSURANCE        How much life insurance you want.
                               insurance coverage is proposed.
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Name  ___________________________________________                    Plan Name ___________________________________
Address  _________________________________________                   Face Amount $________________________________
City  ___________________State ________Zip _________                 Check One: [ ] Preferred/Non/Smoker  [ ]Smoker
Social Security Number ________-________-___________                 Death Benefit (Check One):
Phone: Day ___________________Eve ________________                   [ ]  Option A - Death benefit is the face amount
Date of Birth _____/______/______    Male [ ] Female [ ]             [ ]  Option B - Death benefit is the face amount plus
Marital Status __________________  Weight ___________                     the value of your investment.
                                                                     ---------------------------------------------------------
Occupation ____________________  Height ____________
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                                                                     ---------------------------------------------------------
                                                                     4 BENEFICIARY             (Use Section 10 if needed)
                                                                     ---------------------------------------------------------
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2 OWNER             The person or entity exercising the              PRIMARY             The person or entity who will receive
                    policy's contractual rights.                     BENEFICIARY         the proceeds of this policy when the
                                                                                         Proposed Insured dies.
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COMPLETE ONLY IF OWNER IS NOT THE PROPOSED INSURED
                                                                     Name _______________________________________
Name _____________________________________________                   (If split, please indicate percentages)

Address ___________________________________________                  Social Security Number (if available)____-_____-_____
                                                                     Relationship to Proposed Insured __________________
City _______________ State______________ Zip _________               Date of Birth ____/____/_____

                                                                     ------------------- -------------------------------------
Social Security Number                                               CONTINGENT          The person or entity who will receive
or Tax ID Number _________-_____________-____________                BENEFICIARY         the proceeds of this policy should
                                                                                         the Primary Beneficiary not survive
                                                                                         the Proposed Insured.
Relationship to the Proposed Insured ____________________            Name_______________________________________
                                                                     (If split, please indicate percentages)
Date of Birth _____/______/_______                                   Social Security Number (if available)____-_____-____
                                                                     Relationship to the Proposed Insured _______________
                                                                     Date of Birth ___/___/___
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

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5 RIDERS         Optional benefits you can add to your life insurance.
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
[ ] Covered Insured Term Insurance         $__________     Max. 6X base life insurance amount    [ ]  Accelerated Death Benefit
[ ] Other Insured Term Insurance           $__________     Max. 6X base life insurance amount    [ ]  Extension of Maturity Date
[ ] Children's Term Insurance              $__________     Max. $10,000                          [ ]  Cost of Living
[ ] Waiver of Monthly Deduction                                                                  [ ]  Living Care Rider
[ ] Cash Deposit Benefit                   $__________                                           [ ]  Estate Protection
[ ] Accidental Death Benefit               $__________                                           [ ]  (For use in trusts only)
[ ] Guaranteed Death Benefit                                                                     [ ]  Other _________________
[ ] Extended Guaranteed Death Benefit        [ ] 20 years   [ ] to age 65                        [ ]  Other _________________

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       Name of         Birth          Height/           Smoker or          Social Security    Relationship to       Amount
 Additional Insureds   Date    Sex    Weight     Preferred/Non-Smoker          Number        Proposed Insured    Applied For
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8980-APP   First Variable Service Center / P.O. Box 1317 / Des Moines, IA 50305-1317 / (800)228-1035         12/97


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          This Page MUST be detached and given to the Proposed Insured
INVESTIGATIVE CONSUMER REPORT PRE-NOTIFICATION
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Thank you for applying for life insurance with First Variable Life Insurance
Company. As a part of our procedure for processing your initial insurance application, an investigative consumer report may be prepared whereby information is obtained through personal interviews with neighbors, friends, or others with whom you are acquainted. This inquiry includes information as to your character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. You have the right to make a written request within a reasonable period of time to receive additional detailed information about the nature and scope of this investigation. For this information, you may write our Underwriting Department, First Variable Service Center, P. O. Box 1317, Des Moines, IA 50305-1317. You may also obtain a written summary of your rights under the Fair Credit Reporting Act (15 USC section 1684 et seq.) from any consumer reporting agency we may use.

AUTOMATIC PAYMENT AUTHORIZATION
As a convenience to me, I request and authorize you, until revoked by written notice, to initiate debt entries (charges), electronically, by paper means or by any other commercially accepted method, to my account for payment of premiums provided there are sufficient funds in my account to pay the debits. I understand this authorization is applicable only if requested on my application.

8980-APP  First Variable Service Center/P.O. Box 1317/Des Moines, IA 50305-1317
(800)228-1035  12/97
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

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
6 PAYMENT  The monetary contribution to the policy.                       8 REPLACEMENT OF OTHER CONTRACTS
----------------------------------------------------------------------    Will this proposed life insurance policy replace
I WANT TO MAKE PREMIUM PAYMENTS OF $_______________                       any existing annuity or life insurance?
  [ ] Annually                                                                   [ ] Yes  [ ] No
  [ ] Quarterly
  [ ] Semi-Annually                                                       If "yes", please state company name and contract
  [ ] Monthly (Automatic transfer)                                        number. (Attach any required replacement forms.)
      (Please complete "Automatic Payment Authorization" below.)
----------------------------------------------------------------------
                                                                          ________________________________________
INITIAL PAYMENT: (Check one)                                              ________________________________________
A minimum of two months premium is required as initial payment
                                                                          -----------------------------------------------------

[ ] My initial payment is enclosed.  $________________                    -----------------------------------------------------
                                                                          9 SERVICE OPTIONS
    Make check payable to: First Variable Life Insurance Company.          TELEPHONE AUTHORIZATIONS
[ ] My initial payment will be transferred from another
    insurance company.  Approx. amount $_________________.                [ ] I authorize the Company, either directly or
    I have filled out a "Transfer of Life Insurance Policy for            through its agents, to act on instructions given by
    1035 Tax-Free Exchange" form.                                         telephone from the Owner of this contract or any
----------------------------------------------------------------------    other person who can furnish proper identification.
                                                                          Neither the Company, nor any person authorized
SEND PAYMENT NOTICES TO:                                                  by the Company, will be responsible for any
[ ] Proposed Insured          [ ] Owner                                   claim, loss, liability, or expense in connection
[ ] Other (Give name and address in Remarks.)                             with a telephone authorization if the Company or such
----------------------------------------------------------------------    other person acted on telephone instructions in
                                                                          good faith in reliance on this authorization.

AUTOMATIC PAYMENT AUTHORIZATION                                           -----------------------------------------------------
[ ] I authorize First Variable Life Insurance Company to apply            ASSET REBALANCING
    monthly payments from my account on the ______ day of
    each month.  This is a:                                               [ ] Please rebalance my policy value to the original
                                                                          percentage allocations. (Minimum accumulation
    [ ] Checking Account (include a voided check)                         value $5,000.)  Frequency of rebalancing:
    [ ] Savings Account (include a deposit slip)                                [ ]Quarterly
    [ ] Credit Union (include a voided check/phone number                       [ ]Semi-Annually
        of Credit Union (____)________________.                                 [ ]Annually
----------------------------------------------------------------------
7 ALLOCATION  How you want your payments allocated.
Use whole percentages to indicate to which investment options             -----------------------------------------------------
or fixed accounts you would like your premium allocated.                  DOLLAR COST AVERAGING
Allocations must total 100%.
INVESTMENT OPTIONS                                                        [ ]I would like to enroll in the Dollar Cost
____% Small Cap Growth                                                    Averaging Program.  (Please complete and attach
          Pilgrim Baxter & Associates                                     the "Dollar Cost Averaging Authorization" Form.)
____% World Equity
          Keystone Investment Management Company                          -----------------------------------------------------
____% Growth                                                              MONTHLY DEDUCTION
          Value Line, Inc.                                                Monthly deductions will be taken
                                                                          pro-rata from all investment options unless indicated
____% Matrix Equity                                                       below.
          State Street Global Advisors                                    Please make monthly deductions from:
                                                                          [ ] Specific Investment Option(s) _____________
____% Growth & Income                                                         _______________                  _____________
          Warburg Pincus Counsellors, Inc.                                [ ] Best Performing Investment Option
____% Multiple Strategies                                                 -----------------------------------------------------
          Value Line, Inc.
____% High Income Bond                                                    -----------------------------------------------------
          Federated Investment Counseling                                 10 REMARKS/SPECIAL REQUESTS
____% U.S. Government Bond
          Strong Capital Management, Inc.
____% Federated-Prime Money Fund II
          Federated Investment Counseling
____% Other ____________________
____% Other ____________________
____% Fixed Account
          First Variable Life Insurance Company
----------------------------------------------------------------------    -----------------------------------------------------

8980-APP First Variable Service Center/P.O. Box 1317/ Des Moines, IA 503305-1317
/(800)228-1035        12/97

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          This page MUST be detached and given to the Proposed Insured

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MEDICAL INFORMATION BUREAU PRE-NOTIFICATION
Information regarding your insurability will be treated as confidential. First Variable Life Insurance Company or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.
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Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, MA 02112 (Telephone (617) 426-3660). First Variable Life Insurance Company or its reinsurers may also release information in their files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

8980-APP First Variable Service Center/P.O. Box 1317/Des Moines, IA 50305-1317
/(800) 228-1035       12/97

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
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11  INFORMATION ABOUT THE PROPOSED INSUREDS
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(Complete the following even if exam is ordered.)
                                                                                                         YES       NO
1.   Within the last 10 years, have any persons proposed for coverage been diagnosed or treated by a member of the medical profession for high blood pressure, heart, lung, kidney, or liver disease, diabetes, cancer or tumor, colon problems, back or spinal disorder, nervous disorder, alcohol or drug
     dependency?                                                                                          [ ]      [ ]

2.   Within the last 10 years have any persons proposed for coverage tested positive for exposure to the HIV infection or been diagnosed as having AIDS
     Related Complex (ARC) or Acquired Immune Deficiency Syndrome (AIDS) caused                           [ ]      [ ]
     by the HIV infection?

3.   Within the past 5 years, have any persons proposed for coverage:
      a. Been hospitalized or treated by  a member of the medical profession?                             [ ]      [ ]
      b. Been advised to have any diagnostic test or hospitalization or surgery which has not
         been done?  (Previous AIDS testing disclosure not included.)                                     [ ]      [ ]
      c. Had a weight change of more than 10 pounds?                                                      [ ]      [ ]
      d. Applied for life, disability or health insurance which was declined, postponed, rated
         or modified?  (Not applicable to Missouri residents)                                             [ ]      [ ]
      e. Had a driver's license restricted or revoked, been cited for driving under the influence of alcohol or drugs or been cited for more than
         two moving violations?                                                                           [ ]      [ ]
      f. Been convicted of a felony?                                                                      [ ]      [ ]
      g. Traveled or resided outside the U.S. or Canada, or made plans to do so within the next
         year?                                                                                            [ ]      [ ]
      h. Engaged in or intend to engage in aviation activities or sports including but not limited to stock or sports car, drag strip or motorcycle racing, scuba or sky diving,
         rock or mountain climbing?  (Please complete the appropriate questionnaire)                      [ ]      [ ]
4.   In the past 12 months, have any persons proposed for coverage smoked cigarettes? (Give
     details below)                                                                                       [ ]      [ ]


5.   Have any immediate family members of the Proposed Insured(s) had a history of diabetes,
     cancer or heart problem?                                                                             [ ]      [ ]

6.   Is any person proposed for coverage currently on medication or under treatment or therapy?           [ ]      [ ]

7.   THE DATE AND REASON FOR YOUR LAST CONSULTATION WITH YOUR PERSONAL PHYSICIAN WAS  ___________________________________
     ____________________________________________________________________________________________________________________


Please give details below if you answered "YES" to any of the above questions.
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  Question         Name of          Details (Name of condition, date of onset,       Complete Names, Addresses and Phone
   Number     Proposed Insured   duration, current treatment and condition, etc.)    Numbers of Physicians and Hospitals
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
8980-APP  First Variable Service Center/P.O. Box 1317/Des Moines, IA  50305-1317
/(800) 228-1035        12/97

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          CONDITIONAL RECEIPT (Please detach and leave with applicant.)

     Prior to the delivery of the policy, coverage will be effective only when ALL of the following conditions are met: a) The Company receives full payment from the proposed owner with the application. Full payment must be in good funds in an amount not less than the required initial premium; b) The company receives within 90 days from the date of application all medical requirements (such as examinations, tests, x-rays and electrocardiograms) which the Company requests;
c) The Company determines that each person proposed for coverage is acceptable to it, under its applicable underwriting standards, for the plan and amount applied for without any modification of the premium rate paid; and d) There is no materials misrepresentation in the application or in any medical information furnished to the Company.
     Subject to satisfactory completion of the above conditions, coverage under the receipt will begin ON THE LATER OF a) the date the application is signed, b) the date the last medical requirement is completed, or c) the effective date, if any, requested on the application.
     The maximum death benefit and all other supplemental benefits provided by this receipt will be the lesser of a) the total insurance amount, including any Accidental Death Benefit, on all pending applications with the Company or b) $250,000. If two or more persons are proposed for coverage, this maximum applies to all persons proposed for coverage.
     If any condition under this receipt is not met, the Company's only liability will be to refund the premium payment. Either the Company or the proposed owner may terminate coverage under this receipt by notice to the other. In no event will coverage under this receipt be in force after 90 days from the date of the application. (over)

 8980-APP First Variable Service Center/P.O. Box 1317/Des Moines, IA 50305-1317 /(800) 228-1035 12/97
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12 AGREEMENTS AND AUTHORIZATIONS
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I/We acknowledge receipt of current Prospectus(es) and understand that the death benefit under the contract may increase or decrease depending on the investment results of the contract. I/We understand that hypothetical illustrations are not indicative of future results. The contract's cash surrender value may increase or decrease on any day depending on the investment results. No minimum cash surrender value is guaranteed. I/We understand that the contract represents a long-term commitment to meet insurance needs and financial goals.

I/We represent to the best of my/our knowledge and belief that all statements and answers contained in this application, and any supplements required by the Company, are complete and true. I/WE EXPRESSLY AGREE THAT ANY INSURANCE APPROVED BY FIRST VARIABLE LIFE INSURANCE COMPANY FOR ISSUANCE AS A RESULT OF THIS APPLICATION SHALL BE CONSIDERED IN FORCE ONLY WHEN A POLICY HAS BEEN ISSUED BY FIRST VARIABLE LIFE INSURANCE COMPANY AND SAID POLICY DELIVERED TO AND ACCEPTED BY THE OWNER AND THE FIRST PREMIUM PAID THEREON, DURING THE LIFETIME AND CONTINUED INSURABILITY OF THE PROPOSED INSURED, AS STATED IN THE APPLICATION.

I/We hereby authorize any licensed physician, hospital, clinic or other medical or medically related facility, insurance company or the Medical Information Bureau, that has any records or knowledge of me or my family or of our health, to give First Variable Life Insurance Company, or its reinsurers any such information and records for its use in the processing and evaluation of my application for insurance. This agreement extends to and includes information and records pertaining to psychiatric, drug use or alcohol use history. A copy of this authorization shall be considered as valid as the original and either shall be valid for a period of two years (30 months for residents of Virginia).

I/We acknowledge receipt of the Medical Information Bureau Pre-notification and Investigative Consumer Report Pre-notification. If a premium payment is being submitted with this application, I/we acknowledge receipt of the Conditional Receipt. In return, I/we have read and agree to its terms.

The purpose of this form is to collect information in connection with this application for life insurance. The Proposed Insured, or their authorized representative, is entitled to a copy of this notice.

OWNER'S CERTIFICATION (IN LIEU OF W-9)
[ ] I am [ ]I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. Under penalties of perjury, I certify that the information in this section is true, correct and complete. (Please be sure that Social Security Number or Tax ID Number is provided in Section 2 of this application.)

Signed at:______________________________              _________________________
           City, State                                Date

-------------------------------------      -------------------------------------------------------
Signature of Proposed Insured              Signature of Owner (if other than the Proposed Insured)

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Signature(s) of Additional Insured(s)

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13 REPRESENTATIVE'S CERTIFICATION
(1) I am a Registered Representative of a Company approved NASD member and duly licensed in the state in which this application was signed; (2) I have asked the questions contained in this application of the Proposed Insureds(s) and Owner and duly recorded the answers; (3)to the best of my knowledge that there is nothing adversely affecting the insurability of any persons proposed for insurance except as stated in this application; (4) I have complied with the state and federal laws on disclosure, cost comparison and replacement; (5) If the initial premium was paid with the application, I have remitted it to the Company and delivered a Conditional Receipt to the Owner; (6) Based on information furnished by the Owner or Insured(s) in this application, I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner; (7) The Prospectus(es) were delivered and no written sales materials other than those furnished or approved by the Company were used.

(8) TO THE BEST OF MY KNOWLEDGE, THIS APPLICATION [ ]DOES REPLACE
    [ ]DOES NOT REPLACE EXISTING LIFE INSURANCE.

--------------------------------------      ----------------  ------  ------------
Signature of Representative                 Date              Phone
                                                                    -        -
--------------------------------------      ----------------  ------ -------- ------
Name of Representative (Please print)       Agent Number      Social Security Number


---------------------------------------     Commission:  [ ] Trail
Name of Broker Dealer                                    [ ] No Trail

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8980-APP  First Variable Service Center/P.O. Box 1317/Des Moines, IA 50305-1317
/(800) 228-1035      12/97
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


              CONDITIONAL RECEIPT (conditional from previous page)

     No broker, agent or medical examiner may waive a complete answer to any question in the application, pass on insurability, make or alter any contract, or waive any of the Company's other rights or requirements.
     Company policy does not permit the acceptance of money on applications from California if the total insurance applied for exceeds $250,000.
     If there is material misrepresentation in the application or in any medical information furnished to the Company, the Company's only liability will be limited to refunding the premium payment.
     If any person proposed for coverage commits suicide, whether sane or insane, the Company's only liability will be limited to refunding the premium payment. (Suicide clause not applicable in Missouri.)

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ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO FIRST VARIABLE LIFE INSURANCE
COMPANY. DO NOT MAKE CHECKS PAYABLE TO ANY AGENT OR LEAVE THE PAYEE BLANK.
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Received $_________ from _________ for an application on ______ dated __/__/__.


-----------------------------------        ------------------------------------
Signature of Owner                                  Signature of Representative

8980-APP First Variable Service Center/P.O. Box 1317/Des Moines, IA 50305-1317
/ (800) 228-1035       12/97
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
Mail completed    First Variable Service Center    Overnight     First Variable Service Center
application to:   P.O. Box 1317                    deliveries:   1206 Mulberry
                  Des Moines, IA 50305-1317                      Des Moines, IA 50309
                                                                 Phone: (800) 228-1035



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